UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported):	January 29, 2002

MeadWestvaco Corporation
(Exact name of registrant as specified in its charter)
DELAWARE	001-31215	31-1797999
(State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

One High Ridge Park
Stamford, CT		06905
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code		(203) 461-7400

MW Holding Corporation
Mead Worldwide Headquarters
Courthouse Plaza, Northeast
Dayton, Ohio
(937) 495-6323
(Former Name or Former Address, if Changed Since Last Report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

Effective January 29, 2002, pursuant to the Amended and Restated Agreement and Plan of Merger (the "Merger Agreement"), dated as of October 5, 2001, by and among MW Holding Corporation ("Parent"), Michael Merger Sub Corporation ("Michael Merger Sub"), William Merger Sub Corporation ("William Merger Sub"), The Mead Corporation ("Mead") and Westvaco Corporation ("Westvaco"), Mead and Westvaco combined their businesses by merging Michael Merger Sub, a wholly-owned subsidiary of Parent, with and into Mead and merging William Merger Sub, a wholly-owned subsidiary of Parent, with and into Westvaco (the "Mergers"), with Mead and Westvaco surviving the Mergers as wholly-owned subsidiaries of Parent. In connection with the Mergers, Parent was renamed MeadWestvaco Corporation ("MeadWestvaco"). Pursuant to the Merger Agreement, Mead stockholders (other than those that have perfected dissenters' rights) will receive one share of MeadWestvaco common stock and cash consideration of $1.20 for each share of Mead common stock owned, and Westvaco stockholders will receive 0.97 shares of MeadWestvaco common stock for each share of Westvaco common stock owned.

The issuance of MeadWestvaco common stock under the Merger Agreement was registered under the Securities Act of 1933 pursuant to Parent's registration statement on Form S-4 (File No. 333-71124) (the "Registration Statement") filed with the Securities and Exchange Commission (the "SEC") and declared effective on December 21, 2001. The Joint Proxy Statement and Prospectus of Parent, Mead and Westvaco included in the Registration Statement contains additional information about the Mergers. The MeadWestvaco common stock has been approved for listing on the New York Stock Exchange and trades under the ticker symbol "MWV."

On January 30, 2002, Mead and Westvaco issued a joint press release announcing the completion of a merger of equals. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing description of the joint press release is qualified in its entirety by reference to the full text of Exhibit 99.1.

The acquisition will be reported by MeadWestvaco as an acquisition of Mead by Westvaco. Accordingly, MeadWestvaco anticipates that it will file a Form 8-K/A which will include the audited financial statements of the business acquired (Mead) and the related pro forma combined condensed financial statements within 60 days.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 2.1

Amended and Restated Agreement and Plan of Merger (incorporated by reference to Annex A to Amendment No. 2 to MW Holding Corporation's Registration Statement on Form S-4 filed on December 20, 2001 (File No. 333-71124).

Exhibit 3.1	Restated Certificate of Incorporation of MeadWestvaco Corporation.
Exhibit 3.2	By-laws of MeadWestvaco Corporation.

Exhibit 99.1	Press release dated January 30, 2002.

ITEM 8.   CHANGE IN FISCAL YEAR

On January 29, 2002, MeadWestvaco determined, in connection with the Mergers, to change its fiscal year end from October 31 to December 31, to be effective beginning December 31, 2001. A report on Form 10-K covering the two months ended December 31, 2001 (transition period) will be filed in accordance with the Securities and Exchange Commission filing requirements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEADWESTVACO CORPORATION

By _______________________
John W. Hetherington
        Secretary

Date: January 30, 2002

	EXHIBIT INDEX	Page No.
Exhibit 2.1

Amended and Restated Agreement and Plan of Merger (incorporated by reference to Annex A to Amendment No. 2 to MW Holding Corporation's Registration Statement on Form S-4 filed on December 20, 2001 (File No. 333-71124).

Exhibit 3.1	Restated Certificate of Incorporation of MeadWestvaco Corporation.
Exhibit 3.2	By-laws of MeadWestvaco Corporation.

Exhibit 99.1	Press release dated January 30, 2002.